UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2022

VIVAKOR, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

433 Lawndale Drive South Salt Lake City, Utah	84115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 281-2606

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement and Closing of Underwritten Public Offering

On February 11, 2022, Vivakor, Inc. (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”), with EF Hutton, division of Benchmark Investments, LLC, who acted as the underwriter (the “Underwriter”), pursuant to which the Company agreed to sell to the Underwriter in a firm commitment underwritten public offering (the “Offering”) an aggregate of 1,600,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) at a public offering price of $5.00 per share. The Common Stock began trading on the Nasdaq Capital Market under the symbol VIVK on February 14, 2022.

The shares of Common Stock were offered and sold to the public pursuant to the Company’s registration statement on Form S-1 (File No. 333- 250011), initially filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”) on November 10, 2020 and declared effective on February 11, 2022.

In addition, the Underwriter was granted a 45-day option, exercisable in one or more times in whole or in part, to purchase up to an additional 240,000 shares of Common Stock solely to cover over-allotments, at the public offering price per share of Common Stock, less, in each case, the underwriting discounts payable by the Company.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. Further, pursuant to the terms of the Underwriting Agreement and related “lock-up” agreements, the Company, each director and executive officer of the Company, and certain stockholders have agreed with the Underwriter not to offer for sale, issue, sell, contract to sell, pledge or otherwise dispose of any of our Common Stock or securities convertible into Common Stock for a period of 180 days for directors and executive officers of the Company, commencing on February 11, 2022, the date of the final prospectus.

On February 16, 2022, pursuant to the Underwriting Agreement, the Company issued Representative’s Warrants to purchase up to an aggregate of 80,000 shares of Common Stock (the “Representative’s Warrants”). The Representative’s Warrants are exercisable beginning on August 15, 2022 through February 11, 2027. The initial exercise price of Representative's Warrants is $5.75 per share, which equals 125% of the public offering price per Unit in the Offering.

The Offering closed on February 16, 2022.

The foregoing description of the Underwriting Agreement and Representative’s Warrants are not complete and are qualified in their entirety by references to the full text of the Underwriting Agreement and the form of Representative’s Warrants, which are filed as exhibits 1.1 and 4.1, respectively, to this report and are incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2022, the Board of Directors of the Company approved and ratified the Company’s 2021 Equity Incentive Plan (the “2021 Plan”). The purpose of the 2021 Plan is to provide a means to further the growth and financial success of the Company by aligning the interests of directors, management and other advisors with the interests of stockholders through awards of Common Stock and other equity incentives. The 2021 Plan is designed to attract, retain, motivate, and reward employees of the Company and its affiliates (including named executive officers), as well as consultants and non-employee directors, and promote the creation of long-term value for stockholders by closely aligning the interests of participants with those of stockholders. The 2021 Plan is to be administered by the Board of Directors’ Compensation Committee.

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The 2021 Plan will be submitted to the Company’s stockholders for approval at a Special Meeting of Stockholders.

The 2021 Plan includes the ability to award certain equity-based compensation incentives involving the Company’s Common Stock and any award that is valued in whole or in part by reference to the Company’s Common Stock, including incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock awards (including preferred stock), unrestricted stock awards, restricted stock units and performance awards. A total of 2,000,000 shares of Common Stock will be reserved and available for issuance pursuant to awards granted under the 2021 Plan.

The 2021 Plan, as it is proposed to be ratified by the stockholders, will be included in the Proxy Statement to be delivered to the stockholders for their consideration and action at the Special Meeting of Stockholders. The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2022, the Company filed a Certificate of Change to the Company’s Articles of Incorporation, as amended (the “Certificate of Change”), with the Secretary of State of the State of Nevada in connection with a 1-for-30 reverse stock split of the Company’s Common Stock (the “Reverse Split”) and proportionally reducing the number of shares that the Company is authorized to issue. The Reverse Split became effective on February 11, 2022.

The above description of the Certificate of Change does not purport to be complete and is qualified in its entirety by reference to the Certificate of Change, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Reverse Split was implemented by the Company in connection with the Company’s listing of its Common Stock on the Nasdaq Capital Market.

Item 8.01	Other Events.

On February 11, 2022, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On February 16, 2022, the Company issued a press release announcing the closing of the Offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
1.1#	Underwriting Agreement, by and among Vivakor, Inc., and EF Hutton, division of Benchmark Investments, LLC, dated February 11, 2022
3.1

Certificate of Change Pursuant to NRS 78.209, filed with the Secretary of State of the State of Nevada on February 11, 2022 (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-250011), filed on February 4, 2022).

4.1	Form of Representative’s Warrants
10.1	Vivakor 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-250011), filed on February 9, 2022)
99.1	Press Release announcing the pricing of the Offering, dated February 11, 2022
99.2	Press Release announcing the closing of the Offering, dated February 16, 2022
104	Cover Page Interactive Data File (formatted as Inline XBRL)

# Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplemental copies of omitted schedules to the Securities and Exchange Commission or its staff upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

By:	/s/ Matthew Nicosia
Name:	Matthew Nicosia
Title:	Chief Executive Officer

Dated: February 17, 2022

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